INTERCAPITAL INSURED MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS April 30, 1998

                               Two World Trade Center, New York, New York 10048

DEAR SHAREHOLDER:

We are pleased to present the semiannual report on the operations of InterCapital Insured Municipal Securities (IMS) for the period ended April 30, 1998.

Since last fall domestic economic growth has been tempered by the deflationary impact of the Asian financial crisis. U.S. employment conditions strengthened and the unemployment rate declined to its lowest level since 1970. Inflation remained subdued despite the robust economy. In part this was the result of productivity gains and the lower costs of oil and other imports. Foreign currency turmoil strengthened the value of the U.S. dollar and created demand for U.S. Treasury securities. Municipal bonds followed the trend of Treasuries and yields declined to levels last seen 20 years ago. The bond market rally was also aided by prospects of the first federal budget surplus in more than two decades.

MUNICIPAL MARKET CONDITIONS

Long-term insured index yields ended April 1998 at 5.35 percent after reaching a low of 5.15 percent in December and January. Over the past 12 months the insured index yield has declined from 5.75 percent.

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                 [LINE CHART]

                   MMD 30 YEAR AAA INSURED AND TREASURY YIELD

DATE                AAA INS                  TSY                 % RELATIONSHIP
----                -------                  ---                 --------------
12/31/93             5.40%                   6.34%                   85.17%
01/31/94             5.40                    6.24                    86.54%
02/28/94             5.80                    6.66                    87.09%
03/31/94             6.40                    7.09                    90.27%
04/29/94             6.35                    7.32                    86.75%
05/31/94             6.25                    7.43                    84.12%
06/30/94             6.50                    7.61                    85.41%
07/29/94             6.25                    7.39                    84.57%
08/31/94             6.30                    7.45                    84.56%
09/30/94             6.55                    7.81                    83.87%
10/31/94             6.75                    7.96                    84.80%
11/30/94             7.00                    8.00                    87.50%
12/30/94             6.75                    7.88                    85.66%
01/31/95             6.40                    7.70                    83.12%
02/28/95             6.15                    7.44                    82.66%
03/31/95             6.15                    7.43                    82.77%
04/28/95             6.20                    7.34                    84.47%
05/31/95             5.80                    6.66                    87.09%
06/30/95             6.10                    6.62                    92.15%
07/31/95             6.10                    6.86                    88.92%
08/31/95             6.00                    6.66                    90.09%
09/29/95             5.95                    6.48                    91.82%
10/31/95             5.75                    6.33                    90.84%
11/30/95             5.50                    6.14                    89.58%
12/29/95             5.35                    5.94                    90.07%
01/31/96             5.40                    6.03                    89.55%
02/29/96             5.60                    6.46                    86.69%
03/29/96             5.85                    6.66                    87.84%
04/30/96             5.95                    6.89                    86.36%
05/31/96             6.05                    6.99                    86.55%
06/28/96             5.90                    6.89                    85.63%
07/31/96             5.85                    6.97                    83.93%
08/30/96             5.90                    7.11                    82.98%
09/30/96             5.70                    6.93                    82.25%
10/31/96             5.65                    6.64                    85.09%
11/29/96             5.50                    6.35                    86.61%
12/31/96             5.60                    6.63                    84.46%
01/31/97             5.70                    6.79                    83.95%
02/28/97             5.65                    6.80                    83.09%
03/31/97             5.90                    7.10                    83.10%
04/30/97             5.75                    6.94                    82.85%
05/30/97             5.65                    6.91                    81.77%
06/30/97             5.60                    6.78                    82.60%
07/30/97             5.30                    6.30                    84.13%
08/31/97             5.50                    6.61                    83.21%
09/30/97             5.40                    6.40                    84.38%
10/31/97             5.35                    6.15                    86.99%
11/30/97             5.30                    6.05                    87.60%
12/31/97             5.15                    5.92                    86.99%
01/31/98             5.15                    5.80                    88.79%
02/28/98             5.20                    5.92                    87.84%
03/31/98             5.25                    5.93                    88.53%
04/30/98             5.35                    5.95                    89.92%

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]


             [PIE CHART]                               [PIE CHART]

LARGEST SECTORS as of April 30, 1998    CREDIT ENHANCEMENTS as of April 30, 1998
(% of Net Assets)                       (% of Total Long-Term Portfolio)

Transportation                   19%    MBIA                                 48%
General Obligation               13%    AMBAC                                34%
Hospital                         13%    FGIC                                 15%
Education                         7%    CONNIE LEE                            3%
Refunded                          6%
All Other                        18%
Electric                         24%

Portfolio structure is subject          Portfolio structure is subject
to change.                              to change.


                                  [BAR GRAPH]

CALL STRUCTURE as of April 30, 1998
(% of Total Long-Term Portfolio)                               Weighted Average
Percent Callable                                       Call Protection: 7 Years


                            1998                0%
                            1999                0%
                            2000                0%
                            2001                0%
                            2002                8%
                            2003               19%
                            2004               67%
                            2005                0%
                            2006                0%
                            2007                0%
                            2008                0%
                            2009+               6%
                                           100.00%

                                 Year Callable

Portfolio structure is subject to change.

INTERCAPITAL INSURED MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS April 30, 1998, continued


The yield on one-year notes was 3.75 percent at the end of April 1998. Thus, the yield pickup for extending maturities from 1 to 30 years was 160 basis points.

The overall decline in interest rates led to an increase in new-issue municipal volume. In contrast, the U.S. Treasury's borrowing needs have declined with the reduction in the deficit. Under these conditions, the municipal rally lagged the rally in Treasuries. The ratio of municipal yields to Treasury yields improved from 87 percent in October to almost 90 percent in April. A year ago the ratio was a relatively rich 83 percent. A rising ratio means that municipals have underperformed Treasuries but have become relatively more attractive.

Total municipal volume increased 20 percent in 1997. New-issue supply totaled $220 billion last year, with half the underwritings enhanced with bond insurance. Refundings represented one-quarter of total new issues. For the year-to-date, municipal underwriting is up 60 percent with refunding issues comprising one-third of the total.

PERFORMANCE

During the six-month period ended April 30, 1998, the Trust's net asset value
(NAV) moved from $15.54 to $15.61. Based on this NAV change plus reinvestment of tax-free dividends totaling $0.41 per share, the Trust's total NAV return was 3.23 percent. IMS's price on the New York Stock Exchange moved from $14.375 to $14.50 per share. Based on this change in market price plus reinvestment of dividends, the Trust's total market return was 3.67 percent. On April 30, 1998, IMS was trading at a 7.11 percent discount to NAV. This means that the market price of the common stock was lower than the NAV.

Monthly dividends for the second quarter of 1998 were declared in March and remained unchanged at $0.0675 per share. The level of undistributed net investment income declined from $0.083 to $0.077 per share over the past six months.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the six-month period ended April 30, 1998, IMS purchased and retired 54,300 shares of common stock at a weighted average market discount of 6.27 percent.

INTERCAPITAL INSURED MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS April 30, 1998, continued


PORTFOLIO STRUCTURE

IMS remained fully invested in long-term municipal bonds during the period. Investments were diversified among 11 long-term sectors and 36 individual credits. The Trust's weighted average maturity and call protection were 22 and 7 years, respectively. To assure timely payment of principal and interest, each position in the portfolio was backed by triple "A" rated bond insurance.

LOOKING AHEAD

The economic fundamentals are in place for another year of solid, albeit less spectacular, domestic growth in 1998. Events in Asia have strengthened the U.S. dollar and contributed to lower interest rates. The Asian financial crisis seems likely to moderate U.S. economic growth and inflationary pressures. While this outlook is favorable for municipal bonds it is possible that the Federal Reserve Board may begin to tighten monetary policy if capacity and labor constraints cause cost pressures to mount.

We appreciate your ongoing support of InterCapital Insured Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo

CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL INSURED MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS April 30, 1998 (unaudited)

 PRINCIPAL
 AMOUNT IN                                                                    COUPON     MATURITY
 THOUSANDS                                                                     RATE        DATE           VALUE
-----------------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (97.4%)
            General Obligation (13.2%)
  $ 3,920   Kodiak Island Borough, Alaska, Ser 1994 A (AMBAC) ...............  5.50 %    02/15/14     $ 3,977,820
    3,000   Moulton-Niguel Water District, California, 1993 Refg (MBIA) .....  5.00      09/01/19       2,889,300
    3,000   Chicago, Illinois, Refg Ser 1993 B (AMBAC) ......................  5.125     01/01/22       2,943,330
    8,000   Washoe County School District, Nevada, Ltd Tax Ser 04/01/94 A
             (MBIA)  ........................................................  5.75      06/01/13       8,478,320
  -------                                                                                             -----------
   17,920                                                                                              18,288,770
  -------                                                                                             -----------
            Educational Facilities Revenue (6.8%)
    2,000   Chicago State University, Illinois, Ser 1994 (MBIA) .............  6.15      12/01/23       2,139,700
    2,000   New York State Dormitory Authority, Fordham University Ser 1994
             (FGIC)  ........................................................  5.50      07/01/23       2,020,800
    2,000   Rhode Island Health & Educational Building Corporation,
             Providence College Ser 1993 (MBIA) .............................  5.60      11/01/22       2,033,040
    3,000   Wisconsin Health & Educational Facilities Authority, Marquette
             University Ser 1994 (FGIC) .....................................  6.45      12/01/19       3,289,590
  -------                                                                                             -----------
    9,000                                                                                               9,483,130
  -------                                                                                             -----------
            Electric Revenue (23.9%)
    4,000   Anchorage, Alaska, Refg Ser 1993 (MBIA) .........................  6.20      12/01/13       4,312,720
    5,000   Sacramento Municipal Utility District, California, Refg 1994 Ser
             I (MBIA)  ......................................................  6.00      01/01/24       5,292,050
    3,000   Municipal Electric Authority of Georgia, Power Ser EE (AMBAC) ...  6.00      01/01/22       3,163,530
    5,000   Kansas City, Kansas, Utility Refg & Impr Ser 1994 (FGIC) ........  6.375     09/01/23       5,526,150
    2,745   Piedmont Municipal Power Agency, South Carolina, Refg Ser 1993
             (MBIA)  ........................................................  5.375     01/01/25       2,797,704
    4,000   Utah Municipal Power Agency, Refg Ser 1993 A (FGIC) .............  5.25      07/01/18       3,941,000
    5,000   Bedford, Virginia, Hydro Ser 1994 (AMBAC) .......................  5.25      06/01/25       4,914,600
    3,000   Tacoma, Washington, Refg 1994 (FGIC) ............................  6.25      01/01/15       3,243,720
  -------                                                                                             -----------
   31,745                                                                                              33,191,474
  -------                                                                                             -----------
            Hospital Revenue (13.2%)
    3,000   Morgan County-Decatur Health Care Authority, Alabama, Decatur
             General Hospital Ser 1994 (Connie Lee) .........................  6.375     03/01/24       3,273,960
    4,000   California Statewide Communities Development Authority, Sharp
             Health Care COPs (MBIA) ........................................  6.00      08/15/24       4,221,240
    3,000   Volusia County Health Facilities Authority, Florida, Memorial
             Health Refg & Impr Ser 1994 (AMBAC) ............................  5.75      11/15/20       3,091,710
    1,500   Illinois Health Facilities Authority, University of Chicago
             Hospital Ser 1994 (MBIA) .......................................  6.125     08/15/21       1,597,545
    3,000   Massachusetts Health & Educational Facilities Authority, Lahey
             Clinic Medical Center Ser B (MBIA) .............................  5.375     07/01/23       2,969,130
    3,000   New Hampshire Higher Educational & Health Facilities Authority,
             The Hitchcock Clinic Ser 1994 (MBIA) ...........................  6.00      07/01/24       3,145,620
  -------                                                                                             -----------
   17,500                                                                                              18,299,205
  -------                                                                                             -----------

                                        SEE NOTES TO FINANCIAL STATEMENTS

                                                        5

INTERCAPITAL INSURED MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS April 30, 1998 (unaudited) continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON     MATURITY
 THOUSANDS                                                                     RATE        DATE           VALUE
------------------------------------------------------------------------------------------------------------------
            Industrial Development/Pollution Control Revenue (5.4%)
  $  5,550  Hawaii Department of Budget & Finance, Hawaiian Electric Co Inc
             Ser 1992 (AMT)(MBIA) ...........................................  6.55 %    12/01/22     $  6,027,411
     1,500  Pennsylvania Industrial Development Authority, Ser 1994 (AMBAC) .  5.50      01/01/14        1,523,310
  --------                                                                                            ------------
     7,050                                                                                               7,550,721
  --------                                                                                            ------------
            Mortgage Revenue-Multi-Family (2.3%)
     3,000  Los Angeles Community Redevelopment Agency, California,
  --------  Refg Ser 1994 A (AMBAC) .........................................  6.55      01/01/27        3,170,430
                                                                                                      ------------
            Public Facilities Revenue (1.5%)
     2,000  Michigan Municipal Bond Authority, Ser 1994 A (FGIC) ............  6.00      12/01/13        2,139,580
  --------                                                                                            ------------
            Transportation Facilities Revenue (18.6%)
     5,000  San Francisco Airports Commission, California, San Francisco
             Int'l Airport Second Ser Refg (MBIA) ...........................  6.75      05/01/20        5,522,050
     3,000  Atlanta, Georgia, Airport Ser 1994 B (AMT)(AMBAC) ...............  6.00      01/01/21        3,142,230
     2,000  Hawaii, Airports Third Refg Ser of 1994 (AMT)(AMBAC) ............  5.75      07/01/09        2,088,520
            Chicago Midway Airport, Illinois,
     3,000   1994 Ser A (AMT)(MBIA) .........................................  6.25      01/01/14        3,208,260
     3,000   1994 Ser A (AMT)(MBIA) .........................................  6.25      01/01/24        3,198,840
     5,000  Regional Transportation Authority, Illinois, Ser 1994 A (AMBAC) .  6.25      06/01/24        5,425,750
     3,000  Pennsylvania Turnpike Commission, Oil Franchise Tax Ser A of
             1994 (AMBAC) ...................................................  6.00      12/01/19        3,189,990
  --------                                                                                            ------------
    24,000                                                                                              25,775,640
  --------                                                                                            ------------
            Water & Sewer Revenue (3.0%)
     4,000  Los Angeles, California, Wastewater Refg Ser 1993 A (MBIA) ......  5.70      06/01/20        4,109,920
  --------                                                                                            ------------
            Other Revenue (3.8%)
     5,000  Indianapolis, Indiana, Gas Utility Refg Ser 1994 A (AMBAC) ......  5.875     06/01/24        5,220,250
  --------                                                                                            ------------
            Refunded (5.7%)
     4,000  Central Coast Water Authority, California, Ser 1992 (AMBAC) .....  6.60      10/01/02+       4,438,800
     1,000  Hillsborough County School Board, Florida, Ser 1994 COPs (MBIA) .  6.00      07/01/04+       1,099,710
     2,255  Piedmont Municipal Power Agency, South Carolina, Refg Ser 1993
             (MBIA)(ETM)  ...................................................  5.375     01/01/25        2,333,294
  --------                                                                                            ------------
     7,255                                                                                               7,871,804
  --------                                                                                            ------------
   128,470  TOTAL TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $123,716,558) .                          135,100,924
  --------                                                                                            ------------

                                        SEE NOTES TO FINANCIAL STATEMENTS

                                                        6

INTERCAPITAL INSURED MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS April 30, 1998 (unaudited) continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON     MATURITY
 THOUSANDS                                                                     RATE        DATE           VALUE
------------------------------------------------------------------------------------------------------------------
            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATION (0.7%)
  $  1,000  East Baton Rouge Parish, Louisiana, Exxon Corp Ser 1989
-----------  (Demand 05/01/98) (Identified Cost $1,000,000) .................  4.20*%    11/01/19     $  1,000,000
                                                                                                      ------------
  $129,470  TOTAL INVESTMENTS (Identified Cost $124,716,558)(a) ......................     98.1%       136,100,924
===========
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES  ..........................      1.9          2,634,729
                                                                                          -----       ------------
            NET ASSETS ...............................................................    100.0%      $138,735,653
                                                                                          =====       ============

---------------
AMT         Alternative Minimum Tax.
COPs        Certificates of Participation.
ETM         Escrowed to maturity.
*           Current coupon of variable rate demand obligation.
+           Prerefunded to call date shown.
(a)         The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross and net unrealized appreciation is $11,384,366.

Bond Insurance:
---------------

AMBAC       AMBAC Indemnity Corporation.
Connie Lee  Connie Lee Insurance Company.
FGIC        Financial Guaranty Insurance Company.
MBIA        Municipal Bond Investors Assurance Corporation.

-------------------------------------------------------------------------------
                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                                 April 30, 1998

Alabama           2.4%     Kansas            4.0%     Rhode Island      1.5%
Alaska            6.0      Louisiana         0.7      South Carolina    3.7
California       21.4      Massachusetts     2.1      Utah              2.8
Florida           3.0      Michigan          1.5      Virginia          3.5
Georgia           4.6      Nevada            6.1      Washington        2.3
Hawaii            5.8      New Hampshire     2.3      Wisconsin         2.4
Illinois         13.3      New York          1.5                       ----
Indiana           3.8      Pennsylvania      3.4      Total            98.1%
                                                                       ====
-------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL SECURITIES
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
April 30, 1998 (unaudited)

ASSETS:

Investments in securities, at value
 (identified cost $124,716,558)........................................    $136,100,924
Cash...................................................................          77,618
Interest receivable ...................................................       2,622,076
Deferred organizational expenses ......................................           7,324
Prepaid expenses and other assets .....................................          14,706
                                                                           ------------
  TOTAL ASSETS ........................................................     138,822,648
                                                                           ------------
LIABILITIES:

Investment management fee payable .....................................          45,800
Accrued expenses ......................................................          41,195
                                                                           ------------
  TOTAL LIABILITIES ...................................................          86,995
                                                                           ------------
  NET ASSETS ..........................................................    $138,735,653
                                                                           ============
COMPOSITION OF NET ASSETS:

Preferred shares of beneficial interest (1,000,000 shares authorized
 of non-participating $.01 par value, none issued) ....................         --
                                                                           ------------
Common shares of beneficial interest (unlimited shares authorized of
 $.01 par value, 8,885,713 shares outstanding) ........................    $126,725,194
Net unrealized appreciation ...........................................      11,384,366
Accumulated undistributed net investment income .......................         681,414
Accumulated net realized loss .........................................         (55,321)
                                                                           ------------
  TOTAL NET ASSETS ....................................................    $138,735,653
                                                                           ============
NET ASSET VALUE PER COMMON SHARE
 ($138,735,653 divided by 8,885,713 common shares outstanding)  .......    $      15.61
                                                                           ============

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL SECURITIES
FINANCIAL STATEMENTS, continued


STATEMENT OF OPERATIONS
For the six months ended April 30, 1998 (unaudited)

NET INVESTMENT INCOME:

INTEREST INCOME .......................    $3,864,093
                                           ----------
EXPENSES
Investment management fee .............       244,491
Professional fees .....................        23,675
Transfer agent fees and expenses  .....        14,058
Shareholder reports and notices  ......         8,532
Trustees' fees and expenses ...........         8,371
Registration fees .....................         8,084
Organizational expenses ...............         4,360
Custodian fees ........................         3,587
Other .................................         4,355
                                           ----------
  TOTAL EXPENSES ......................       319,513
Less: expense offset ..................        (3,573)
                                           ----------
  NET EXPENSES ........................       315,940
                                           ----------
  NET INVESTMENT INCOME ...............     3,548,153
                                           ----------
NET REALIZED AND UNREALIZED GAIN:

Net realized gain .....................       102,353
Net change in unrealized appreciation         558,895
                                           ----------
  NET GAIN ............................       661,248
                                           ----------
NET INCREASE ..........................    $4,209,401
                                           ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL SECURITIES
FINANCIAL STATEMENTS, continued


STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE SIX     FOR THE YEAR
                                                      MONTHS ENDED        ENDED
                                                     APRIL 30, 1998  OCTOBER 31, 1997
--------------------------------------------------------------------------------------
                                                       (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income ..............................  $  3,548,153     $  7,239,473
Net realized gain ..................................       102,353          131,121
Net change in unrealized appreciation ..............       558,895        3,794,121
                                                      ------------     ------------
  NET INCREASE .....................................     4,209,401       11,164,715
Dividends to common shareholders from net
 investment income .................................    (3,609,700)      (7,321,738)

Decrease from transactions in common shares of
 beneficial interest ...............................      (804,704)      (3,143,148)
                                                      ------------     ------------

  NET INCREASE (DECREASE) ..........................      (205,003)         699,829

NET ASSETS:

Beginning of period ................................   138,940,656      138,240,827
                                                      ------------     ------------
  END OF PERIOD
  (Including undistributed net investment income of
  $681,414 and $742,961, respectively) .............  $138,735,653     $138,940,656
                                                      ============     ============

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS April 30, 1998 (unaudited)


1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital Insured Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on October 14, 1993 and commenced operations on February 28, 1994.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations

INTERCAPITAL INSURED MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS April 30, 1998 (unaudited) continued


which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Trust's common shares in the amount of $44,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized by the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 1998 aggregated $1,128,460.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At April 30, 1998, the Trust had transfer agent fees and expenses payable of approximately $2,700.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five

INTERCAPITAL INSURED MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS April 30, 1998 (unaudited) continued


years of service. Aggregate pension costs for the six months ended April 30, 1998 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,078. At April 30, 1998, the Trust had an accrued pension liability of $2,078 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The preferred shares have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                      CAPITAL
                                                                      PAID IN
                                                                     EXCESS OF
                                            SHARES     PAR VALUE     PAR VALUE
                                            ------     ---------     ---------
Balance, October 31, 1996 ..............  9,168,013     $91,680    $130,577,794
Treasury shares purchased and retired
  (weighted average discount 9.37%)* ...   (228,000)     (2,280)     (3,137,296)
                                          ---------     -------    ------------
Balance, October 31, 1997 ..............  8,940,013      89,400     127,440,498
Treasury shares purchased and retired
  (weighted average discount 6.27%)* ...    (54,300)       (543)       (804,161)
                                          ---------     -------    ------------
Balance, April 30, 1998 ................  8,885,713     $88,857    $126,636,337
                                          =========     =======    ============

--------------
*  The Trustees have voted to retire the shares purchased.

INTERCAPITAL INSURED MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS April 30, 1998 (unaudited) continued


6. FEDERAL INCOME TAX STATUS

At October 31, 1997, the Trust had a net capital loss carryover of approximately $158,000, which may be used through October 31, 2003 to offset future capital gains to the extent provided by regulations.

7. DIVIDENDS TO COMMON SHAREHOLDERS

On March 24, 1998, the Trust declared the following dividends from net investment income:

           AMOUNT                    RECORD                   PAYABLE
          PER SHARE                   DATE                      DATE
          ---------                   ----                      ----
           $0.0675                 May 8, 1998              May 22, 1998
           $0.0675                June 5, 1998             June 19, 1998

INTERCAPITAL INSURED MUNICIPAL SECURITIES
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                                                           FOR THE PERIOD
                                                       FOR THE SIX     FOR THE YEAR ENDED OCTOBER 31**   FEBRUARY 28, 1994*
                                                      MONTHS ENDED     -------------------------------        THROUGH
                                                    APRIL 30, 1998**    1997       1996        1995      OCTOBER 31, 1994**
----------------------------------------------------------------------------------------------------------------------------
                                                       (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..............      $15.54        $ 15.08     $ 14.91    $ 13.20        $  14.06
                                                         ------        -------     -------    -------        --------
Net investment income .............................        0.40           0.80        0.80       0.79            0.44
Net realized and unrealized gain (loss)  ..........        0.07           0.43        0.11       1.58           (0.93)
                                                         ------        -------     -------    -------        --------
Total from investment operations ..................        0.47           1.23        0.91       2.37           (0.49)
                                                         ------        -------     -------    -------        --------
Less dividends from net investment income  ........       (0.41)         (0.81)      (0.81)     (0.75)          (0.38)
                                                         ------        -------     -------    -------        --------
Anti-dilutive effect of acquiring treasury shares          0.01           0.04        0.07       0.09            0.05
                                                         ------        -------     -------    -------        --------
Offering costs charged against capital ............        --             --          --         --             (0.04)
                                                         ------        -------     -------    -------        --------
Net asset value, end of period ....................      $15.61        $ 15.54     $ 15.08    $ 14.91        $  13.20
                                                         ======        =======     =======    =======        ========
Market value, end of period .......................      $14.50        $14.375     $13.125    $12.625        $ 11.125
                                                         ======        =======     =======    =======        ========
TOTAL INVESTMENT RETURN+ ..........................        3.67% (1)     16.12%      10.52%     20.61%         (23.56)%(1)

RATIOS TO AVERAGE NET ASSETS:
Total expenses ....................................        0.46%(2)(3)    0.47%       0.49%(3)   0.54%(3)        0.51%(2)
Net investment income .............................        5.08%(2)       5.27%       5.32%      5.51%           4.69%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  ..........    $138,736       $138,941    $138,241   $141,738        $132,377
Portfolio turnover rate ...........................        --             --             1%      --              --

--------------
*    Commencement of operations.
** The per share amounts were computed using an average number of shares outstanding during the period.
+ Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1)  Not annualized.
(2)  Annualized.
(3)  Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


The financial statements included herein have been taken from the records of the Trust without examination by the independent accountants and accordingly they do not express an opinion thereon.




INTERCAPITAL
INSURED
MUNICIPAL
SECURITIES





SEMIANNUAL REPORT
APRIL 30, 1998